PORTIONS OF THIS EXHIBIT IDENTIFIED BY "***" HAVE BEEN DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND THE FREEDOM OF INFORMATION ACT.


                                                                 EXHIBIT 10(c)-1

                            BAY GAS STORAGE CO., LTD.

                                  P.O. Box 1368
   Telephone                  Mobile, Alabama 36633                   Fax
(334) 476-2720                                                  (334) 478-5817


                                  July 19, 2000




Mr. Alan Kilpatrick
Southern Company Services, Inc.
600 N. 18th Street
Birmingham, AL 35291

Re: Modification of the Transportation Agreement FSMB99, dated April 8, 1999, between Bay Gas Storage Company, Ltd. and Alabama Power Company (the "Contract").


Dear Alan:

Alabama Power Company ("Alabama Power") and Bay Gas Storage Company, Ltd. ("Bay Gas") (collectively referred to herein as "Parties") have executed the above-referenced Contract under which Bay Gas provides certain natural gas transportation services to Alabama Power. The Parties wish to modify the Contract pursuant to the following provisions:

Article 2.2, Initial and Increased MDTQ, shall be deleted in its original form and replaced by the following:

         2.2 Initial and Increased MDTQ. Notwithstanding anything in this Agreement to the contrary, from the Commencement Date, as defined below, until the earlier of June 1, 2001, or the Commercial Operation Date of Shipper's third gas-fired generation unit at the



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Plant (as mutually agreed upon by the Parties), the MDTQ shall be *** MMBtu.
From the earlier of June 1, 2001, or the Commercial Operation Date of Shipper's third gas-fired generation unit at the Plant (as mutually agreed upon by the Parties) the MDTQ shall be *** MMBtu.


Article 5.1, Term, shall be deleted in its original form and replaced by the following:

         5.1 Initial Term. The Initial Term of this Agreement shall begin on the Commencement Date as herein defined, and shall continue for a period of *** years from the in-service date of Bay Gas' storage expansion as defined in Contract number FMSE00 between the Parties, executed on the 1st day of August, 2000. Following the Initial Term, the Contract shall automatically renew for successive *** terms (each a "Renewal Term") unless terminated at the end of the Initial Term, or the end of any Renewal Term, by written notice delivered by either Party to the other not less than *** prior to the end of the Initial Term or the end of any Renewal Term.


Article 6.1, Transportation Charges, and Article 6.2, Test Gas Transportation Charges, shall be deleted in their original form and replaced by the following:

         6.1 Bay Gas shall charge and Shipper agrees to pay the following rate for the period beginning with the Testing Period as provided for in Article 5.3 above and continuing until the Commencement Date:

Test Gas Transportation Charges - *** per MMBtu for each MMBtu delivered to Shipper at the Point of Delivery.

         6.2 Bay Gas shall charge and Shipper agrees to pay the following rate for the period beginning with the Commencement Date and continuing until the in-service date of Bay Gas' storage expansion as defined in Contract number FMSE00 between the parties and executed on the 1st day of August, 2000:

Firm Services Daily Demand Charge - *** per MMBtu of Shipper's MDTQ as specified in Article II herein for each day during this period.

In addition, the following new provision shall be added to Article VI as Section 6.3:

         6.3 Bay Gas shall charge and Shipper agrees to pay the following rate for the period beginning with the in-service date of Bay Gas' storage expansion as defined in Contract number FMSE00 between the parties and executed on the 1st day of August, 2000, and continuing for a period of *** years:

Firm Services Daily Demand Charge - *** per MMBtu of Shipper's MDTQ as specified in Article II herein for each day during this period.


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



Article 8.1, Proper Nomination, shall be deleted in its original form and replaced by the following:

         8.1 Proper Nomination. Shipper must Properly Nominate any gas for which Shipper requests Receipt and Delivery. "Properly Nominate" means that Shipper's dispatcher shall send Bay Gas' dispatcher timely prior notice, sufficient to meet the requirements of all pipelines, gatherers or distributors involved in the Shipper gas delivery to the Point(s) of Receipt of the volumes of gas Shipper desires to transport to the Point of Delivery. Such notice shall be at least twenty-four (24) hours prior to the earliest regularly scheduled nomination deadline of the pipelines/distributors delivering gas at the Point(s) of Receipt for gas to be delivered commencing on the first day of the month and one hour earlier than such deadline for any subsequent nomination. All gas received and delivered hereunder shall be received and delivered in as nearly equal daily and hourly quantities as operating conditions permit.

         Bay Gas shall accept intra-day nominations until 10:00 a.m. central clock time. Scheduled quantities resulting from such intra-day nominations will be effective at 5:00 p.m. that day. Such intra-day nominations from firm shippers will bump any previously scheduled interruptible quantity.

         After the 10:00 a.m. deadline, Bay Gas shall continue to accept intra-day nominations until 5:00 p.m. Scheduled quantities resulting from such intra-day nominations will be effective at 9:00 p.m. Bumping of previously scheduled quantities is not allowed for such nominations.


Article 14.4, Shipper Right to Terminate, Section (a), shall be deleted in its original form and replaced by the following:

         14.4 (a) Shipper may terminate this Agreement if Bay Gas fails to deliver nominated gas at the Point of Delivery for a period of forty-five (45) consecutive days for any reason, including the occurrence of force majeure, without prejudice to any other legal rights and remedies Shipper may have.


Article 17.1, General Terms and Conditions, shall be deleted in its original form and replaced by the following:

         17.1 General Terms and Conditions.. The following are hereby incorporated herein and made a part of this Contract as if fully set forth herein: (a) the General Terms and Conditions attached hereto as Exhibit "B" (the "General Terms and Conditions"); and the Statement of Conditions for NGPA
Section 311(a)(2) Gas Storage Services attached hereto as Exhibit "C" (the "Statement of Conditions"). In the event of any conflict or inconsistency between the terms hereof and the terms of the General Terms and Conditions or the Statement of Conditions, such conflict or inconsistency shall be resolved in favor of the terms hereof (it




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being the intent of this Agreement that the foregoing language is an exception to the provisions of Article X of the Statement of Conditions).


Exhibit "A", TO FIRM INTRASTATE TRANSPORTATION AGREEMENT ("CONTRACT") BETWEEN BAY GAS STORAGE COMPANY, LTD. AND ALABAMA POWER COMPANY, shall be deleted in its original form and replaced by the revised Exhibit "A" attached hereto.


All other terms and conditions of the Contract remain in effect.

Bay Gas, Alabama Power and Southern Company Services, Inc have negotiated a separate storage service agreement (Number FMSE00, dated August 1, 2000) and agree to execute this modification contemporaneously with the execution of the separate storage service agreement number FMSE00.

If the provisions described herein are agreeable to Alabama Power, please signify your acceptance by executing two originals of this letter and returning both to my attention. I will forward one fully executed original for your files.

Thank you for your help in this matter.




                                            Sincerely,

                                            /s/ Greg Welch

                                            Greg Welch
                                            Director - Storage Marketing



Alabama Power Company                  MGS Storage Services, Inc.
                                       General Partner of
                                       Bay Gas Storage Company, Ltd.

By: /s/ Jerry L. Stewart               By:  /s/ W. G. Coffeen, III

Title: Senior Vice President           Title:  Vice President

Agreed and accepted this               Agreed and accepted this
27th day of July 2000                  1st day of August 2000




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


                                   EXHIBIT "A"

TO FIRM INTRASTATE TRANSPORTATION AGREEMENT ("CONTRACT") BETWEEN BAY GAS STORAGE COMPANY, LTD. AND ALABAMA POWER COMPANY



POINT(S) OF RECEIPT                                                                    MDTQ               Minimum
------------------                                                                   (MMBtu)          Pressure (psig)
                                                                                     -------          ---------------
PRIMARY FGT RECEIPT POINT:

Interconnection between the pipeline facilities of Bay Gas                            Up to                 625
and the interstate pipeline facilities of Florida Gas                                  ***
Transmission in Mobile County, Alabama
(Interconnect ID: BG-1002)

PRIMARY KOCH RECEIPT POINT:

Interconnection between the pipeline facilities of Bay Gas                            Up to                 575
and the interstate pipeline facilities of Koch Gateway                                 ***
Pipeline in Mobile County, Alabama (Interconnect ID: BG-
1003)

SECONDARY KOCH RECEIPT POINT:

Interconnection between the pipeline facilities of Mobile Gas                         Up to                 600
Service Corporation and the interstate pipeline facilities of                           ***
Koch Gateway Pipeline at Jacintoport in Mobile County,
Alabama (Koch SLN # 9305)


Gas may be scheduled for receipt at either or all of the Primary Point(s) of Receipt, in quantities indicated herein, provided, however, that the cumulative total daily receipts shall not exceed the MDTQ as stated in Section 2.2. The Secondary Koch Receipt Point shall be scheduled pursuant to Section 8.4(b) and 8.4(c) herein. Bay Gas shall enter into all necessary agreements with Mobile Gas Service Corporation to facilitate receipt from Koch and delivery to Bay Gas.

POINT OF DELIVERY                                                                      MDTQ               Minimum
-----------------                                                                    (MMBtu)          Pressure (psig)
                                                                                     -------          ---------------
The weld connection between the pipeline facilities of Bay
Gas and the pipeline facilities of Shipper located                                    Up to                 500
downstream of the Bay Gas metering facility at Plant Barry                             ***
(Interconnect ID: BG-1006)

Gas may be scheduled for delivery at the Point of Delivery in quantities up to the MDTQ as indicated in Section 2.2 herein.

* This limitation may be waived by Bay Gas at its sole discretion pursuant to
Section 8.4(b)


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